UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

313 Datura Street, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Summary of Proposals Submitted to Stockholders

On May 29, 2025, PSQ Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to the stockholders of the Company, as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 25, 2025:

Proposal 1:	The election of two directors to serve as Class II directors until the 2028 annual meeting of stockholders.

Proposal 2:	The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Voting Results

On the record date, there were (a) 42,325,298 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), and (b) 3,213,678 shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C common stock,” and together with the Class A common stock, the “common stock”), issued and outstanding, entitled to 87,316,790 votes in the aggregate. Of the 87,316,790 votes that were eligible to be cast by the holders of common stock at the Annual Meeting, 67,226,700 votes, or approximately 76.99% of the total, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1: Election of Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2028 annual meeting of stockholders. The votes regarding the election of these directors were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Blake Masters	52,799,238	1,882,320	12,545,142
Dusty Wunderlich	53,266,035	1,415,523	12,545,142

Proposal 2: Ratification of Appointment of UHY LLP.

The Company’s stockholders ratified the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,779,991	370,723	75,986	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: June 2, 2025	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

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